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                                                                Exhibit 23a(CEC)

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                                                               EXHIBIT 23a (CEC)





                         CENTERIOR ENERGY CORPORATION

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  ------------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements and schedule of Centerior Energy Corporation and subsidiaries dated February 21, 1996, included in this Form 10-K, into Centerior Energy Corporation's previously filed Registration Statements, File Nos. 33-9736, 33-47231, 33-49957, 33-58935 and 33-59635.




                                            ARTHUR ANDERSEN LLP





Cleveland, Ohio
March 26, 1996